RATEMAKING JURISDICTIONS AND REGULATORY AGENCIES

The Company is subject to regulation by the Arizona Corporation Commission (ACC), the Public Utilities Commission of Nevada (PUCN) and the California Public Utilities Commission (CPUC).  These commissions regulate public utility rates, practices, facilities, and service territories in their respective states.

The Federal Energy Regulatory Commission (FERC) regulates a wholly owned subsidiary of the Company, Paiute Pipeline Company (Paiute), and the rates it charges for transportation of gas directly to certain end-users and the transportation and storage of gas to various local distribution companies for resale in northern Nevada and northern California.

Shown below is a list of the Company's ratemaking jurisdictions and the corresponding regulatory agency having jurisdiction:

Ratemaking Jurisdiction	Regulatory Agency
Arizona:	Arizona Corporation Commission
	1200 West Washington	Web site: www.azcc.gov
Phoenix, AZ 85007-2996
	(602) 542-4251	FAX: (602) 542-2129

California:	California Public Utilities Commission
Northern	505 Van Ness Avenue	Web site: www.cpuc.ca.gov
Southern	San Francisco, CA 94102-3298
South Lake Tahoe	(415) 703-2782	FAX: (415) 703-1758

Nevada:	Public Utilities Commission of Nevada
Northern	1150 East William Street	Web site: http://puc.nv.gov
Southern	Carson City, NV 89701-3109
	(775) 684-6101	FAX: (775) 684-6110

Nevada/California:	Federal Energy Regulatory Commission
Paiute	888 First Street, N.E.	Web site: www.ferc.gov
Washington, DC 20426
	(202) 502-8400	FAX: (202) 208-2268

A list of the commissioners appointed or elected to the various regulatory agencies follows this page.

SUMMARY OF COMMISSIONER STATUS BY JURISDICTION
March 2017

ARIZONA
Five members, elected statewide to four-year staggered terms. Governor appoints replacements, if position is vacated.
	Chairman Tom Forese	Rep.	Term ends 01/2019
	Commissioner Doug Little	Rep.	Term ends 01/2019
	Commissioner Bob Burns	Rep.	Term ends 01/2021
	Commissioner Andy Tobin	Rep.	Term ends 01/2021
	Commissioner Boyd Dunn	Rep.	Term ends 01/2021
Executive Director Ted Vogt
CALIFORNIA
Five members, appointed to six-year staggered terms by Governor and confirmed by Senate.
	President Michael Picker	Dem.	Term ends 12/31/2020
	Commissioner Carla J. Peterman	Dem.	Term ends 12/31/2018
	Commissioner Liane M. Randolph	Dem.	Term ends 12/31/2020
	Commissioner Martha Guzman-Aceves	Dem.	Term ends 12/31/2022
	Commissioner Clifford L. Rechtschaffen	Dem.	Term ends 12/31/2022
Executive Director Timothy Sullivan
NEVADA
Three members, appointed to four-year staggered terms by Governor; no confirmation required.
	Chairman Joe Reynolds	Rep.	Term ends 09/30/2020
	Commissioner Ann C. Pongracz	Dem.	Term ends 09/30/2017
	Commissioner Paul A. Thomsen	Dem.	Term ends 09/30/2019
Executive Director Stephanie Mullen
FERC
Up to five members, appointed to five-year staggered terms by President and confirmed by U.S. Senate.
	Acting Chairman Cheryl A. LaFleur	Dem.	Term ends 06/30/2019
	Commissioner Colette D. Honorable	Dem.	Term ends 06/30/2017
Vacant
Vacant
Vacant
Secretary Kimberly D. Bose

SUMMARY OF KEY REGULATORY FILINGS

					ADDITIONAL	ADDITIONAL	PERCENT	OVERALL	RATE OF
					MARGIN	MARGIN	AUTHORIZED	RATE OF	RETURN ON	COMMON
	FILING	TEST	FILING	EFFECTIVE	REQUESTED	AUTHORIZED	OF REQUESTED	RETURN	COMMON EQUITY	EQUITY
JURISDICTION	TYPE [1]	PERIOD	DATE	DATE	($mm)	($mm) [2]	AMOUNTS	GRANTED	GRANTED	RATIO
NEVADA
Docket No. 09-04003 (NNV)	GRC	11/30/08	04/03/09	11/01/09	1.3	(0.5)	NM	8.29	10.15	47.09
Docket No. 09-04003 (SNV)	GRC	11/30/08	04/03/09	11/01/09	26.6	17.6	66	7.40	10.15	47.09
Docket No. 09-06016 (SNV) [3]	VIER		06/15/09	11/01/09	0.0	0.0	100	7.40	10.15	47.09
Docket No. 10-06008 (SNV) [3]	VIER		06/04/10	11/01/10	(1.1)	(1.1)	100	7.25	10.15	47.09
Docket No. 11-06003 (SNV) [3]	VIER		06/03/11	11/01/11	0.1	0.1	100	7.26	10.15	47.09
Docket No. 12-04005 (NNV) [4]	GRC	11/30/11	04/04/12	04/09/13	2.0	0.7	34	7.88	9.30	59.06
Docket No. 12-04005 (SNV) [4]	GRC	11/30/11	04/04/12	04/09/13	24.9	6.7	27	6.56	10.00	42.74
Docket No. 13-06006 (SNV) [3]	VIER		06/04/13	01/01/14	(0.1)	(0.1)	100	6.52	10.00	42.74
Docket No. 14-06004 (SNV) [3]	VIER		06/04/14	01/01/15	(0.4)	(0.4)	100	6.47	10.00	42.74
Docket No. 14-10002 (NNV)	GIR		10/01/14	01/01/15	0.2	0.2	100	7.88	9.30	59.06
Docket No. 14-10002 (SNV)	GIR		10/01/14	01/01/15	1.9	1.9	100	6.47	10.00	42.74
Docket No. 15-06007 (SNV) [3]	VIER		06/04/15	01/01/16	(0.1)	(0.1)	100	6.46	10.00	42.74
Docket No. 15-10001 (NNV)	GIR		10/01/15	01/01/16	0.5	0.5	100	7.88	9.30	59.06
Docket No. 15-10001 (SNV)	GIR		10/01/15	01/01/16	3.3	3.3	100	6.46	10.00	42.74
Docket No. 16-06003 (SNV) [3]	VIER		06/03/16	01/01/17	0.0	0.0	100	6.46	10.00	42.74
Docket No. 16-09022 (NNV)	GIR		09/30/16	01/01/17	0.6	0.6	100	7.88	9.30	59.06
Docket No. 16-09022 (SNV)	GIR		09/30/16	01/01/17	3.9	3.9	100	6.46	10.00	42.74
ARIZONA
Docket No. G-0155A-07-0504	GRC	04/30/07	08/31/07	12/01/08	49.3	33.5	68	8.86	10.00	43.44
Docket No. G-0155A-10-0458	GRC	06/30/10	11/12/10	01/01/12	73.2	52.6	72	8.95	9.50	52.30
Docket No. G-0155A-10-0458	COYL		02/28/13	06/01/13	0.6	0.6	100	8.95	9.50	52.30
Docket No. G-0155A-10-0458	COYL		02/28/14	06/01/14	1.5	1.5	100	8.95	9.50	52.30
Docket No. G-0155A-10-0458	COYL		02/27/15	06/01/15	2.5	2.5	100	8.95	9.50	52.30
Docket No. G-0155A-10-0458	COYL		02/29/16	06/01/16	3.7	3.7	100	8.95	9.50	52.30
Docket No. G-0155A-10-0458 [5]	COYL		02/28/17	06/01/17	1.8	TBD	TBD	TBD	TBD	TBD
Docket No. G-0155A-16-0107 [6]	GRC	11/30/2015	05/02/16	TBD	32.0	TBD	TBD	TBD	TBD	TBD
CALIFORNIA
Application 07-12-022 (SCA)	GRC	12/31/09	12/21/07	01/01/09	7.1	2.4	34	7.87	10.50	47.00
Application 07-12-022 (NCA/SLT)	GRC	12/31/09	12/21/07	01/01/09	2.0	0.8	39	8.99	10.50	47.00
Advice Letter No. 829 (SCA)	Attrition		10/30/09	01/01/10	1.7	1.7	100	7.87	10.50	47.00
Advice Letter No.829 (NCA/SLT)	Attrition		10/30/09	01/01/10	1.0	1.0	100	8.99	10.50	47.00
Advice Letter No. 857 (SCA)	Attrition		12/01/10	01/01/11	1.7	1.7	100	7.87	10.50	47.00
Advice Letter No.857 (NCA/SLT)	Attrition		12/01/10	01/01/11	0.5	0.5	100	8.99	10.50	47.00
Advice Letter No. 877 (SCA)	Attrition		11/22/11	01/01/12	(0.3)	(0.3)	100	6.42	9.88	50.00
Advice Letter No. 877(NCA/SLT)	Attrition		11/22/11	01/01/12	0.2	0.2	100	8.50	9.88	50.00
Advice Letter No. 904 (SCA)	Attrition		11/29/12	01/01/13	1.1	1.1	100	6.10	9.35	50.00
Advice Letter No. 904 NCA/SLT)	Attrition		11/29/12	01/01/13	(0.0)	(0.0)	100	7.77	9.35	50.00
Application 12-12-024 (SCA)	GRC	12/31/14	12/20/12	06/12/14	5.6	1.9	34	6.83	10.10	55.00
Application 12-12-024 (NCA/SLT)	GRC	12/31/14	12/20/12	06/12/14	6.0	5.2	87	8.18	10.10	55.00
Advice Letter No. 960 (SCA)	Attrition		11/26/14	01/01/15	1.8	1.8	100	6.83	10.10	55.00
Advice Letter No. 960 NCA/SLT)	Attrition		11/26/14	01/01/15	0.7	0.7	100	8.18	10.10	55.00
Advice Letter No. 995 (SCA)	Attrition		11/30/15	01/01/16	1.8	1.8	100	6.83	10.10	55.00
Advice Letter No. 995 NCA/SLT)	Attrition		11/30/15	01/01/16	0.7	0.7	100	6.83	10.10	55.00
Advice Letter No. 996 (SCA)[7]	Attrition		11/30/15	01/01/16	1.7	1.7	100	6.83	10.10	55.00
Advice Letter No 1024 (SCA)	Attrition		11/30/16	01/01/17	1.9	1.9	100	6.83	10.10	55.00
Advice Letter No. 1024(NCA/SLT)	Attrition		11/30/16	01/01/17	0.8	0.8	100	8.18	10.10	55.00
Advice Letter No. 1025 (SCA)[7]	Attrition		11/30/16	01/01/17	0.2	0.2	100	6.83	10.10	55.00
FERC
Docket No. RP09-406	GRC	08/31/09	02/27/09	09/01/09	3.9	0.9	22	[8]	[8]	[8]
Docket No. RP14-540	GRC	08/31/14	02/28/14	09/01/14	9.0	2.4	27	[8]	[8]	[8]

[1] GRC = General Rate Case; VIER = Variable Interest Expense Recovery Mechanism; GIR=Gas Infrastructure Replacement; COYL=Customer Owned Yard Lines;
Attrition = Annual Attrition Filing and Automatic Trigger Mechanism for Cost of Capital
[2] Authorized amounts do not include the effect of lower depreciation rates, which contribute to an increase in operating income
[3] Represents the net change in margin resulting from the Average Variable Interest Rate (AVIR)
[4] Original decision dated November 7, 2012 authorized $1.2 mm in NNV and $5.8 mm in SNV
[5] 2017 COYL margin pending ACC approval, expected May 2017
[6] Arizona General Rate Case pending ACC approval, expected April 2017
[7] Adjustments to 2016 (AL 996) and 2017 (AL 1025) Attrition to recover the revenue requirement associated with the Victor Valley transmission replacement
[8] Stipulation - Not Identified in Order

SUMMARY OPERATING RESULTS	YEAR ENDED DECEMBER 31,
(In thousands, except per share amounts)	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Results of Consolidated Operations
Contribution to net income - gas operations	$119,423	$111,625	$116,872	$124,169	$116,619	$91,420	$91,382	$79,420	$53,747	$72,494
Contribution to net income - construction services	32,618	26,692	24,254	21,151	16,712	20,867	12,495	8,062	7,226	10,752
Net income	$152,041	$138,317	$141,126	$145,320	$133,331	$112,287	$103,877	$87,482	$60,973	$83,246

Basic earnings per share	$3.20	$2.94	$3.04	$3.14	$2.89	$2.45	$2.29	$1.95	$1.40	$1.97
Diluted earnings per share	$3.18	$2.92	$3.01	$3.11	$2.86	$2.43	$2.27	$1.94	$1.39	$1.95

Average outstanding common shares	47,469	46,992	46,494	46,318	46,115	45,858	45,405	44,752	43,476	42,336
Average shares outstanding (assuming dilution)	47,814	47,383	46,944	46,758	46,555	46,291	45,823	45,062	43,775	42,714

Results of Natural Gas Operations
Gas operating revenues	$1,321,412	$1,454,639	$1,382,087	$1,300,154	$1,321,728	$1,403,366	$1,511,907	$1,614,843	$1,791,395	$1,814,766
Net cost of gas sold	397,121	563,809	505,356	436,001	479,602	613,489	736,175	866,630	1,055,977	1,086,194
Operating margin	924,291	890,830	876,731	864,153	842,126	789,877	775,732	748,213	735,418	728,572
Operations and maintenance expense	401,724	393,199	383,732	384,914	369,979	358,498	354,943	348,942	338,660	331,208
Depreciation and amortization	233,463	213,455	204,144	193,848	186,035	175,253	170,456	166,850	166,337	157,090
Taxes other than income taxes	52,376	49,393	47,252	45,551	41,728	40,949	38,869	37,318	36,780	37,553
Operating income	236,728	234,783	241,603	239,840	244,384	215,177	211,464	195,103	193,641	202,721
Other income (deductions)	8,276	2,292	7,165	12,261	4,165	(5,404)	4,016	6,590	(13,469)	4,850
Net interest deductions	66,997	64,095	68,299	62,555	66,957	68,777	75,113	74,091	83,096	86,436
Net interest deductions on subordinated debentures	-	-	-	-	-	-	1,912	7,731	7,729	7,727
Income before income taxes	178,007	172,980	180,469	189,546	181,592	140,996	138,455	119,871	89,347	113,408
Income tax expense	58,584	61,355	63,597	65,377	64,973	49,576	47,073	40,451	35,600	40,914
Contribution to consolidated net income	$119,423	$111,625	$116,872	$124,169	$116,619	$91,420	$91,382	$79,420	$53,747	$72,494

SUMMARY CONSOLIDATED BALANCE SHEET	AT DECEMBER 31,
(In thousands)	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
ASSETS
Net utility plant	$4,131,971	$3,891,085	$3,658,383	$3,486,108	$3,343,794	$3,218,944	$3,072,436	$3,034,503	$2,983,307	$2,845,300
Other property and investments	342,343	313,531	326,743	260,871	242,096	192,004	134,648	115,860	124,781	143,097
Restricted cash	-	-	821	-	-	12,785	37,781	49,769	-	-
Current assets	533,307	558,174	606,611	494,672	458,417	461,632	445,894	417,632	438,076	502,459
Noncurrent assets	573,505	595,895	615,739	323,523	443,750	390,642	293,434	288,528	274,220	179,332
Total assets	$5,581,126	$5,358,685	$5,208,297	$4,565,174	$4,488,057	$4,276,007	$3,984,193	$3,906,292	$3,820,384	$3,670,188
CAPITALIZATION
Common stock equity	$952,235	$945,455	$899,534	$888,507	$876,555	$869,226	$855,114	$839,061	$816,285	$776,755
Accumulated other comprehensive income (loss), net	(48,008)	(50,268)	(50,175)	(41,698)	(50,745)	(49,331)	(30,784)	(22,250)	(19,426)	(12,850)
Retained earnings	759,263	699,221	639,164	567,714	484,369	406,125	343,131	285,316	240,982	219,768
Noncontrolling interest	(2,217)	(2,083)	(2,257)	(2,128)	(1,681)	(989)	(465)	(41)	-	-
Subordinated debentures	-	-	-	-	-	-	-	100,000	100,000	100,000
Redeemable noncontrolling interest	22,590	16,108	20,042	-	-	-	-	-	-	-
Long-term debt, less current maturities	1,549,983	1,551,204	1,631,374	1,381,327	1,268,373	930,858	1,124,681	1,169,357	1,185,474	1,266,067
Total capitalization	3,233,846	3,159,637	3,137,682	2,793,722	2,576,871	2,155,889	2,291,677	2,371,443	2,323,315	2,349,740
LIABILITIES
Current maturities of long-term debt	50,101	19,475	19,192	11,105	50,137	322,618	75,080	1,327	7,833	38,079
Current liabilities	578,274	515,570	450,925	423,059	484,992	524,950	521,881	472,903	502,062	489,853
Deferred income taxes and investment tax credits	840,653	769,445	723,688	674,411	616,184	557,118	466,628	436,113	387,539	347,497
Other deferred credits and other long-term liabilities	878,252	894,558	876,810	662,877	759,873	715,432	628,927	624,506	599,635	445,019
Total liabilities	2,347,280	2,199,048	2,070,615	1,771,452	1,911,186	2,120,118	1,692,516	1,534,849	1,497,069	1,320,448
Total capitalization and liabilities	$5,581,126	$5,358,685	$5,208,297	$4,565,174	$4,488,057	$4,276,007	$3,984,193	$3,906,292	$3,820,384	$3,670,188

GAS SEGMENT CASH FLOWS	YEAR ENDED DECEMBER 31,
(In thousands)	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
From operating activities	$507,224	$497,500	$288,534	$265,290	$344,441	$216,745	$342,522	$371,416	$261,322	$320,594
From investing activities	(446,238)	(416,727)	(328,645)	(304,189)	(296,886)	(289,234)	(178,685)	(265,850)	(237,093)	(306,396)
From financing activities	(63,339)	(74,159)	23,413	44,947	(43,453)	(2,327)	(107,779)	(81,744)	(34,704)	(5,347)
Net change in cash	$(2,353)	$6,614	$(16,698)	$6,048	$4,102	$(74,816)	$56,058	$23,822	$(10,475)	$8,851

GAS OPERATIONS SEGMENT
UTILITY PLANT	AT DECEMBER 31,
(In thousands)	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Distribution	$5,198,531	$4,935,730	$4,655,640	$4,410,598	$4,224,560	$4,048,078	$3,847,731	$3,716,881	$3,615,253	$3,419,799
General	382,084	365,865	356,072	324,490	310,936	291,639	279,402	270,825	228,282	219,126
Transmission	349,981	312,996	312,300	313,306	301,505	295,103	274,646	271,467	262,271	256,696
Intangible	226,754	205,782	198,457	171,193	150,396	144,135	135,330	127,188	122,227	119,312
Construction work in progress	111,177	119,805	74,332	101,413	74,178	44,894	37,489	45,872	70,041	61,419
Other	36,410	34,914	34,680	33,612	33,014	33,186	33,267	33,376	32,326	30,815
Accumulated depreciation & amortization	(2,172,966)	(2,084,007)	(1,973,098)	(1,868,504)	(1,750,795)	(1,638,091)	(1,535,429)	(1,431,106)	(1,347,093)	(1,261,867)
Net utility plant	$4,131,971	$3,891,085	$3,658,383	$3,486,108	$3,343,794	$3,218,944	$3,072,436	$3,034,503	$2,983,307	$2,845,300

OPERATIONS & MAINTENANCE EXPENSES	YEAR ENDED DECEMBER 31,
(In thousands)	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Distribution	$188,064	$181,249	$170,377	$174,129	$166,356	$157,855	$157,220	$159,282	$151,586	$148,130
Administrative and general	143,006	137,868	137,951	131,366	124,874	123,357	120,942	112,526	106,851	101,100
Customer accounts	51,024	51,071	50,200	53,809	55,894	57,414	60,187	60,896	63,788	67,453
Transmission	13,666	14,779	15,792	15,864	14,207	12,353	9,622	9,338	10,172	8,346
Production and storage expenses	4,889	5,052	4,960	5,054	4,500	4,492	4,215	3,985	3,398	3,071
Customer service and informational	1,050	3,165	4,440	4,677	4,142	2,962	2,646	2,484	2,523	2,842
Sales	25	15	12	15	6	65	111	431	342	266
Total operations and maintenance expenses	$401,724	$393,199	$383,732	$384,914	$369,979	$358,498	$354,943	$348,942	$338,660	$331,208

GAS OPERATIONS SEGMENT
	AT DECEMBER 31,
CUSTOMERS BY CLASS	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Residential	1,902,227	1,874,852	1,849,555	1,824,008	1,796,929	1,780,155	1,758,557	1,744,481	1,738,202	1,732,573
Small commercial	79,437	78,833	78,230	77,848	76,800	76,633	76,746	77,416	78,190	77,970
Large commercial	1,042	1,043	1,086	1,076	1,118	1,433	1,185	1,263	1,314	1,310
Industrial / Other	318	318	341	333	308	320	328	320	343	347
Transportation	905	879	833	812	739	715	643	646	550	594
Total customers	1,983,929	1,955,925	1,930,045	1,904,077	1,875,894	1,859,256	1,837,459	1,824,126	1,818,599	1,812,794

ANNUAL CUSTOMER GROWTH RATE	1.4%	1.3%	1.4%	1.5%	0.9%	1.2%	0.7%	0.3%	0.3%	1.6%

SYSTEM THROUGHPUT BY CLASS	YEAR ENDED DECEMBER 31,
(In thousands of dekatherms)	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Residential	68,463	65,542	61,738	74,133	65,505	71,877	70,470	66,974	70,499	69,806
Small commercial	29,452	28,512	27,658	29,804	27,067	30,392	30,094	29,423	31,455	31,067
Large commercial	9,095	9,228	9,439	10,276	11,658	11,226	11,183	11,724	12,512	12,756
Industrial / Other	3,028	3,097	3,238	5,021	4,783	5,021	5,892	7,262	9,770	10,353
Transportation	97,056	103,571	90,669	103,792	99,809	94,154	99,860	104,389	116,419	112,842
Total system throughput	207,094	209,950	192,742	223,026	208,822	212,670	217,499	219,772	240,655	236,824

OPERATING MARGIN BY CLASS*	YEAR ENDED DECEMBER 31,
(In thousands)	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Residential	$640,157	$623,828	$612,641	$601,076	$582,619	$549,844	$537,980	$513,299	$503,397	$497,703
Small commercial	142,490	136,344	136,272	133,474	132,964	129,946	127,802	129,103	128,827	129,080
Large commercial	22,450	22,249	23,412	25,171	26,421	20,248	20,936	21,879	22,536	22,483
Industrial / Other	7,177	6,937	6,477	7,735	8,706	8,772	9,515	10,302	12,586	13,852
Transportation	112,017	101,472	97,929	96,697	91,416	81,067	79,499	73,630	68,072	65,454
Total operating margin	$924,291	$890,830	$876,731	$864,153	$842,126	$789,877	$775,732	$748,213	$735,418	$728,572

* Includes allocations of miscellaneous, unbilled, and other operating revenues.

SOUTHWEST GAS CORPORATION

MARKET PRICE PER SHARE	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
High	$79.58	$63.68	$64.20	$56.03	$46.08	$43.20	$37.25	$29.48	$33.29	$39.95
Low	53.51	50.78	47.21	42.02	39.01	32.12	26.28	17.08	21.11	26.45
Close [1]	76.62	55.16	61.81	55.91	42.41	42.49	36.67	28.53	25.22	29.77

	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
COMMON SHARES OUTSTANDING (in thousands) [1]	47,482	47,378	46,523	46,356	46,148	45,956	45,599	45,092	44,192	42,806
DIVIDEND YIELD [1]	2.3%	2.9%	2.4%	2.4%	2.8%	2.5%	2.7%	3.3%	3.6%	2.9%
DIVIDENDS DECLARED PER SHARE [2]	$1.80	$1.62	$1.46	$1.32	$1.18	$1.06	$1.00	$0.95	$0.90	$0.86
PRICE / EARNINGS RATIO [1]	23.94	18.76	20.33	17.81	14.67	17.34	16.01	14.63	18.01	15.11
RETURN ON EQUITY - TOTAL COMPANY [2]	9.3%	8.9%	9.7%	10.6%	10.4%	9.3%	9.1%	8.1%	6.0%	8.8%
RETURN ON EQUITY - GAS SEGMENT ONLY [2]	7.7%	7.6%	8.5%	9.6%	9.6%	8.0%	8.5%	7.8%	5.6%	8.1%
BOOK VALUE PER SHARE [1]	$35.03	$33.65	$32.03	$30.51	$28.39	$26.68	$25.60	$24.44	$23.48	$22.98

GAS OPERATIONS SEGMENT
	YEAR ENDED DECEMBER 31,
HEATING DEGREE DAY COMPARISON	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Actual	1,613	1,512	1,416	1,918	1,740	2,002	1,998	1,824	1,902	1,850
Ten-year average	1,771	1,792	1,816	1,876	1,866	1,888	1,876	1,882	1,893	1,936

	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
NUMBER OF GAS SEGMENT EMPLOYEES [1]	2,247	2,219	2,196	2,220	2,245	2,298	2,349	2,423	2,447	2,538
CUSTOMERS / EMPLOYEE [1]	883	881	879	858	836	809	782	753	743	714
OPERATIONS & MAINTENANCE EXPENSE / CUSTOMER [2]	$206	$204	$202	$206	$200	$196	$196	$194	$188	$186
WEIGHTED AVERAGE COST OF GAS (per therm) [2]	$0.37	$0.44	$0.55	$0.42	$0.42	$0.58	$0.62	$0.71	$0.84	$0.81
CONSTRUCTION EXPENDITURES (in thousands) [2]	$457,120	$438,289	$350,025	$314,578	$308,951	$305,542	$188,379	$212,919	$279,254	$312,412
[1] At December 31,
[2] For the year ended December 31,

GAS OPERATIONS SEGMENT
Transportation Volumes and Operating Margin

	DEKATHERMS	OPERATING	DEKATHERMS	OPERATING
DIVISION/CUSTOMER TYPE	TRANSPORTED	MARGIN	TRANSPORTED	MARGIN

	Twelve Months Ended 12-31-16		Twelve Months Ended 12-31-15
Southern Nevada
Commercial	9,590,463	$10,688,604	9,243,286	$8,547,515
Industrial	5,176,153	4,462,734	4,877,250	3,458,453
Power Generation	42,614,707	13,886,616	50,309,524	14,810,785
Southern Nevada Totals	57,381,323	$29,037,954	64,430,060	$26,816,753

Northern Nevada (1)
Commercial	1,728,781	$1,168,961	1,652,217	$950,113
Industrial	6,384,799	2,934,087	6,470,845	1,865,591
Power Generation	3,393,787	2,228,373	3,859,454	2,496,822
Resale	10,099,226	30,035,775	9,311,325	24,609,914
Northern Nevada Totals	21,606,593	$36,367,196	21,293,841	$29,922,440

(1) Includes transportation customers of Paiute Pipeline Company, a wholly owned subsidiary of Southwest Gas Corporation.

GAS OPERATIONS SEGMENT
Transportation Volumes and Operating Margin

	DEKATHERMS	OPERATING	DEKATHERMS	OPERATING
DIVISION/CUSTOMER TYPE	TRANSPORTED	MARGIN	TRANSPORTED	MARGIN

	Twelve Months Ended 12-31-16		Twelve Months Ended 12-31-15
Southern Arizona
Commercial	1,206,500	$3,471,753	1,038,182	$3,013,539
Industrial	1,908,390	1,591,308	1,867,048	1,247,404
Power Generation	1,702,340	3,664,324	1,641,668	3,389,808
Irrigation	765,729	2,600,354	900,846	2,649,594
Southern Arizona Totals	5,582,959	$11,327,739	5,447,744	$10,300,345

Central Arizona
Commercial	4,192,241	$11,369,246	4,015,282	$10,188,893
Industrial	4,035,707	10,046,971	4,058,930	9,812,982
Power Generation	702,883	1,241,927	671,326	1,161,296
Irrigation	2,435,732	3,915,154	2,503,783	4,069,054
Central Arizona Totals	11,366,563	$26,573,298	11,249,321	$25,232,225

GAS OPERATIONS SEGMENT
Transportation Volumes and Operating Margin

	DEKATHERMS	OPERATING	DEKATHERMS	OPERATING
DIVISION/CUSTOMER TYPE	TRANSPORTED	MARGIN	TRANSPORTED	MARGIN

	Twelve Months Ended 12-31-16		Twelve Months Ended 12-31-15
Southern California
Commercial	399,343	$586,602	466,943	$707,751
Industrial	184,248	273,878	152,915	224,836
Power Generation	535,058	647,019	529,916	638,132
Southern California Totals	1,118,649	$1,507,499	1,149,774	$1,570,719

Total Company (1)
Commercial	17,117,328	$27,285,166	16,415,910	$23,407,811
Industrial	17,689,297	19,308,978	17,426,988	16,609,266
Power Generation	48,948,775	21,668,259	57,011,888	22,496,843
Resale	10,099,226	30,035,775	9,311,325	24,609,914
Irrigation	3,201,461	6,515,508	3,404,629	6,718,648
TOTAL COMPANY	97,056,087	$104,813,686	103,570,740	$93,842,482

(1) Includes transportation customers of Paiute Pipeline Company, a wholly owned subsidiary of Southwest Gas Corporation.